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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 21, 1997


                             THE BOEING COMPANY
           (Exact name of registrant as specified in its charter)



         DELAWARE                   1-442               91-0425694
(State or other jurisdiction (Commission File Number)  (IRS Employer
       of incorporation)                               Identification No.)


                        7755 East Marginal Way South
                            Seattle, Washington
                  (address of principal executive offices)



Registrant's telephone number, including area code:  (206) 655-2121

                                    N/A
       (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

          On July 21, 1997, Boeing issued a press release with respect to its results of operations for the second quarter of fiscal 1997. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Financial statements of businesses acquired:

          Not applicable.

          (b) Pro forma financial information:

          Not applicable.

          (c) Exhibits:



    EXHIBIT
      NO.                                   DESCRIPTION

     99.1            Press Release issued by Boeing on July 21, 1997.


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                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 22, 1997              THE BOEING COMPANY



                                       By:  /s/Theodore J. Collins
                                            ----------------------
                                            Senior Vice President and
                                            General Counsel

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                               EXHIBIT INDEX


         The following exhibits are filed herewith:


         EXHIBIT
           NO.                                DESCRIPTION

          99.1            Press Release issued by Boeing on July 21, 1997.